                             EXHIBIT 10.1.22

                        SECOND AMENDMENT TO
                          LOAN AGREEMENT



                           Dated as of
                         December 16, 1996


                             between


                        UNIT CORPORATION
               UNIT DRILLING AND EXPLORATION COMPANY
                MOUNTAIN FRONT PIPELINE COMPANY, INC.
                       UNIT DRILLING COMPANY
                       UNIT PETROLEUM COMPANY
                      PETROLEUM SUPPLY COMPANY

                           "Borrowers"

                               and

              BANK OF OKLAHOMA, NATIONAL ASSOCIATION

                THE FIRST NATIONAL BANK OF BOSTON

               BOATMAN'S NATIONAL BANK OF OKLAHOMA

                 AMERICAN NATIONAL BANK AND TRUST
                        COMPANY OF SHAWNEE

                             "Banks"

                               and

              BANK OF OKLAHOMA, NATIONAL ASSOCIATION

                             "Agent"

                SECOND AMENDMENT TO LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of December
16, 1996 ("Second Amendment"), is entered into among UNIT CORPORA-
TION, a Delaware corporation ("Unit"), UNIT DRILLING AND EXPLORA-
TION COMPANY, a Delaware corporation, MOUNTAIN FRONT PIPELINE
COMPANY, INC., an Oklahoma corporation, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corpora-tion and PETROLEUM SUPPLY COMPANY, an Oklahoma corporation, each with its principal place of business at 1000 Galleria Tower 1, 7130 South Lewis, Tulsa, Oklahoma 74136 (collectively the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association, with principal offices at Bank of Oklahoma Tower, 7
East 2nd Street, Tulsa, Oklahoma 74172 ("BOK"); THE FIRST NATIONAL
BANK OF BOSTON, a national banking association, with principal offices at 100 Federal Street, Boston, Massachusetts 02110 ("Bank of Boston"); BOATMAN'S NATIONAL BANK OF OKLAHOMA, with principal offices at 515 South Boulder, Tulsa, Oklahoma, 74119 ("Boatman's");
and AMERICAN NATIONAL BANK AND TRUST COMPANY OF SHAWNEE, a national banking association, with principal offices at 201 N. Broadway, Shawnee, Oklahoma 74801 ("ANB") (BOK, Bank of Boston, Boatman's and ANB each being sometimes referred to herein, individually, as a "Bank", and collectively as the "Banks"); and BOK as Agent for the Banks (in such capacity, herein referred to as the "Agent").

     WITNESSETH:

     WHEREAS, the Borrowers, BOK, Bank of Boston, BANK IV Oklahoma, N.A., ANB and Agent are parties to that certain Loan Agreement dated as of August 3, 1995, as amended by that certain First Amendment to Loan Agreement dated as of September 4, 1996 (the Loan Agreement, as amended, referred to herein as the "Prior Loan Agreement"), pursuant to which BOK, Bank of Boston, BANK IV Oklahoma, N.A. and ANB extended to the Borrowers a $75,000,000 revolving line of credit (the "Line Commitment") that converts to a forty-eight (48) month term payment (the "Term Commitment"); and

     WHEREAS, the Banks have increased the Borrowing Base.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Banks agree as follows:

     1. Amended Definitions. The following defined term in the Prior Loan Agreement is hereby amended, as follows:

          1.47 "Pro Rata Share" shall mean for each of the Banks the percentage determined from time to time by dividing the principal amount outstanding under such Bank's respective Note by the aggregate principal amount outstanding under all of the Banks' Notes.
     BOK's Pro Rata Share in 45.19%, Boatman's Pro Rata

     Share is 38.46%, Bank of Boston's Pro Rata Share is
     13.46% and ANB's Pro Rata Share is 2.89%.

     All references to "BANK IV" are hereby amended to refer to "Boatman's".

     2. Notes. The form of the Notes referenced in Section 2.2 of the Prior Loan Agreement and attached thereto as Exhibits A-1, A-2, A-3 and A-4 are hereby replaced with the form of the Notes attached hereto as Exhibits A-1, A-2, A-3 and A-4.

     3. Ratifications, Representations and Warranties. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Prior Loan Agreement and except as expressly modified and supersed-ed by this Second Amendment, the terms and provisions of the Prior Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrowers and the Banks agree that the Prior Loan Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     4. Reference to Agreement. Each of the Loan Documents, in-cluding the Prior Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Prior Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Prior Loan Agreement shall mean a reference to the Prior Loan Agreement as amended hereby.

     5. Costs. Borrowers agree to pay to the Agent for the benefit of the Banks on demand all recording fees and filing costs and all reasonable attorneys fees and legal expenses incurred or accrued by the Banks in connection with the preparation, negotiation, execution, closing, administration of the Loan Aggreement and the filing and recording of the Security Instruments or any amendment, waiver, consent of modification to and of the Loan Documents. In any action to enforce or construe the provisions of this Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses related thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                             "Borrowers"

                             UNIT CORPORATION, a Delaware corporation
                             UNIT DRILLING AND EXPLORATION
                              COMPANY, a Delaware corporation
                             MOUNTAIN FRONT PIPELINE COMPANY,
                              INC., an Oklahoma corporation
                             UNIT PETROLEUM COMPANY, an Oklahoma
                              corporation
                             UNIT DRILLING COMPANY, an Oklahoma
                              corporation
                             PETROLEUM SUPPLY COMPANY, an Oklahoma
                              corporation


                             By__/s/ John G. Nikkel------------------
                               John G. Nikkel, President of UNIT
                               CORPORATION, UNIT DRILLING AND
                               EXPLORATION COMPANY, MOUNTAIN
                               FRONT PIPELINE COMPANY, INC., UNIT
                               PETROLEUM COMPANY, UNIT DRILLING
                               COMPANY, PETROLEUM SUPPLY COMPANY


                             "Banks"

                             BANK OF OKLAHOMA, NATIONAL
                              ASSOCIATION


                             By__/s/_Pam Schloeder___________________
                                Pam Schloeder, Vice President

                             P. O. Box 2300
                             Tulsa, Oklahoma  74192

                              "Agent"

                             BANK OF OKLAHOMA, NATIONAL
                              ASSOCIATION


                             By__/s/_Pam Schloeder--------------
                               Pam Schloeder, Vice President

                             P. O. Box 2300
                             Tulsa, Oklahoma 74192

                             THE FIRST NATIONAL BANK OF BOSTON

                             By__/s/_Frank T. Smith, Jr.---------
                               Frank T. Smith Jr., Director

                             P.O. Box 2016
                             100 Federal Street
                             Energy & Utility Division 01-08-02
                             Boston, Massachusetts  02110

                              BOATMAN'S NATIONAL BANK OF OKLAHOMA


                             By_/s/_Glenn A. Elrod____________
                                Glenn A. Elrod
                                Senior Vice President

                             P. O. Box 2360
                             Tulsa, Oklahoma  74101-2360

                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF SHAWNEE


                             By__/s/_Tony M. McMurry_____________
                                Tony M. McMurry
                                Executive Vice President

                             P. O. Box 1089
                             Shawnee, Oklahoma  74801-1089





































               Exhibits to the Second Amendment to Loan Agreement
                    will be furnished to the SEC upon Request.








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